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                                                                 EXHIBIT 10.15

                   Computer Dialog Interface Engine (CODIE)

                               LICENSE AGREEMENT

     THIS LICENSE AGREEMENT ("Agreement") is made by and between JSJ SOFTWARE, INC., a Georgia corporation, whose address is 3902 Cloudland Drive, Lithonia, Georgia 30058 ("JSJ"), and the following licensee and recipient of the Software whose name and address is stated below.

YOUNGSTOWN CELLULAR TELEPHONE CO.                      (hereinafter, "Customer")
- -------------------------------------------------------
Customer Name

3910 S. AVENUE
- -------------------------------------------------------
Customer Address

YOUNGSTOWN              OH                      44512
- -------------------------------------------------------
City,                  State                     Zip



1. LICENSE. JSJ grants to Customer a personal, nonexclusive and nontransferable license to use one copy of the CODIE software (the "Software") solely for internal, in-house purposes on a single computer at the Customer's site identified above. The Software shall be considered in use on a computer when it is loaded into temporary memory (i.e., RAM) or installed onto permanent memory (e.g., hard disk or other storage device). Customer may either make one copy of the Software for backup and archival purposes or install the Software on a hard disk and retain the original media as a backup. The Customer is expressly prohibited from transferring or assigning the Software and related written materials ("Documentation"), in any form or by any means, to any other party or to any other site without the express written consent of JSJ. Any and all other rights and licenses with regard to the Software and Documentation are expressly reserved to JSJ and its third party suppliers.

2. INSTALLATION AND INITIAL TRAINING. As a part of the License Fee, JSJ agrees to provide the initial installation and training for the Software. Such installation and training shall be in accordance with JSJ's normal procedures. In no event shall JSJ be required to provide more than 4 hours of initial training. Customer agrees to pay all travel and other out-of-pocket expenses associated with the provision of initial installation and training for the Software.

3. MAINTENANCE AND TECHNICAL SUPPORT. In the event that Customer elects to receive and pay for the annual maintenance described on Exhibit "A", then JSJ will provide Customer with upgrades and enhancements to the Software and Documentation as they become available for a period of one (1) year from the date of delivery of the Software to Customer. In addition, as a part of the annual maintenance fee, JSJ will provide up to two (2) hours of telephone support per month for troubleshooting, helping to isolate recent change related problems, and for making changes to the CODIE tables. In the event that Customer utilizes more that two (2) hours of telephone support in any month, then Customer agrees to pay JSJ's then published rates for telephone support, as such rates may change from time to time at the sole discretion of JSJ. As of the effective date of this Agreement, the hourly rate for telephone support in excess of two (2) hours per month is fifty dollars ($50.00) per hour. Unused hours for a month shall not carry over to subsequent months. JSJ agrees to provide sufficient personnel for telephone support such that calls for assistance will normally be returned within four (4) hours of receipt of the call. Annual maintenance may be renewed from year to year by Customer so long as JSJ continues to provide such maintenance at JSJ's then published rates for annual maintenance. Other service, support and enhancements not described in this Agreement may be available for an additional charge, subject to the request of Customer and the agreement of JSJ to perform such additional services. Services to be provided under this Agreement are included as Exhibit "C". All requested services shall be invoiced to Customer monthly. Customer agrees to payment terms of 30 days net. Customer shall provide to JSJ dial-up access to the Software and shall be responsible for the payment of all long distance charges associated with Customer's maintenance and technical support.

4. HARDWARE AND ADDITIONAL SOFTWARE. Customer acknowledges and agrees that the Software requires the minimum hardware and additional third party software described on Exhibit "B." Customer shall be solely responsible for obtaining all hardware and third party software necessary to run CODIE.

5. PROTECTION AND NONDISCLOSURE. Customer acknowledges that the Software and Documentation may be protected by the copyright and other intellectual property laws of the United States and other countries and that the information contained therein constitutes trade secrets and confidential information of JSJ or a third party supplier. Customer shall not transfer, copy, reproduce, reverse engineer, disassemble, decompile, lease, rent or transmit, by any means or in any form, the Software or Documentation or any part thereof, or permit any other party to do so, without the prior written consent of JSJ. Customer will not operate the Software in a service bureau or time-sharing facility. Customer agrees that the Software and Documentation are the sole property of JSJ or a third party supplier and shall at all times retain all serial numbers, logos, copyright notices and other marks or notices affixed or attached to them by JSJ.

6. LIMITED WARRANTY. JSJ warrants that for a period of ninety (90) days from the date of delivery of the Software to Customer that the Software shall operate materially in accordance with the Documentation. JSJ further warrants that JSJ owns or has acquired rights to all proprietary interests in the Software and Documentation and has the right to convey the license set forth in Paragraph 1 hereof. Notwithstanding the foregoing, the sole and exclusive remedy for a breach of the warranties contained in this Paragraph 6 shall be that JSJ, at the sole option of JSJ, shall either replace the nonconforming Software or provide services to correct the nonconforming portion of the Software. The warranties described in this Paragraph 6 are subject to the
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limitations of liability described below. EXCEPT AS PROVIDED IN THIS PARAGRAPH
6, JSJ DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE SOFTWARE AND DOCUMENTATION, INCLUDING BUT NOT RESTRICTED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. SOME
STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE
EXCLUSION MAY NOT APPLY TO CUSTOMER. CUSTOMER MAY ALSO HAVE OTHER RIGHTS THAT MAY VARY FROM STATE TO STATE.

7. LIMITATION OF LIABILITY. IN NO EVENT SHALL JSJ BE LIABLE TO CUSTOMER OR ANY THIRD PARTY FOR ANY DAMAGES, WHETHER INDIRECT, SPECIAL, GENERAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR ANTICIPATED PROFITS AND LOSS OF GOODWILL, ARISING IN CONNECTION WITH THE USE OF (OR INABILITY TO USE) THE SOFTWARE OR DOCUMENTATION BY ANY PARTY FOR ANY PURPOSE WHATSOEVER, EVEN IF JSJ OR ITS THIRD PARTY SUPPLIERS HAVE BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS EXCLUSION MAY NOT APPLY TO CUSTOMER.

8. TERM. The license granted herein shall be effective as of the date Customer takes possession of the Software ("Effective Date") and shall remain in force until terminated as provided herein. Customer may terminate this agreement upon 30 days written notice to JSJ. JSJ may terminate this Agreement at any time upon notice to customer of their intent to do so. Such termination would be enforced upon the occurrence of one or more of the following: the termination of billing services provided to Customer by International Telecommunication Data Systems, Inc., Customer's billing and management information services provider, breach by Customer of any term of this Agreement, commencement of a bankruptcy proceeding by or against or dissolution of Customer, assignment by Customer for the benefit of creditors, or appointment of a receiver for Customer's property. Customer agrees to pay reasonable attorneys' fees and legal costs incurred by JSJ, to the maximum extent permitted by law, in enforcing this Agreement after a breach by Customer of this Agreement.

9. POST TERMINATION. Upon termination of this Agreement for any reason, Customer agrees to return to JSJ or its designee all of the Software and Documentation and all copies thereof, in whatever form the Software and Documentation exist. Customer agrees to render unusable all Software in any computer or other apparatus under its control. After termination of this Agreement and upon JSJ's request, Customer shall provide to JSJ a written statement in a form acceptable to JSJ that Customer has fully complied with the terms of this paragraph.

10. LIABILITY. ANY USE OF THE SOFTWARE OR DOCUMENTATION, OR ANY PART THEREOF, BY CUSTOMER IN VIOLATION OF THIS AGREEMENT, IN ADDITION TO CONSTITUTING A MATERIAL BREACH OF THIS AGREEMENT, MAY BE BOTH A CRIMINAL AND CIVIL OFFENSE FOR WHICH CUSTOMER MAY BE LIABLE FOR MONETARY FINES, DAMAGES, AND ATTORNEYS' FEES.

11. UPGRADES. This Agreement and the restrictions herein will govern and apply to all upgrades, additional modules, modifications, and revisions, if any, to the Software and/or Documentation which may be provided directly or indirectly by JSJ in its discretion to Customer. All references to Software and Documentation herein shall include any such upgrades, additional modules, modifications and revisions.

12. GOVERNMENT RESTRICTED RIGHTS. The Software and Documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in FAR 52.227-14 (June 1987) Alternate III(8)(3) (June 1987), FAR 52.227-19 (June 1987), or DFARS
52.225-7013(c)(l)(III) (June 1987), as applicable. Contractor/manufacturer is JSJ SOFTWARE, INC., 3902 Cloudland Drive, Lithonia, Georgia 30058

13. MISCELLANEOUS. This Agreement and all rights hereunder may not be assigned, sold, leased, rented, or otherwise transferred in whole or in part by Customer without the prior written approval of JSJ. Should any part of this Agreement, for any reason, be declared invalid by a court of competent jurisdiction, such determination shall not affect the validity of any remaining portion, and such remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion eliminated. Upon being signed by an authorized officer of JSJ, this Agreement shall be deemed accepted in the State of Georgia and shall be governed by and construed in accordance with the laws of the State of Georgia, which laws shall prevail in the event of any conflict. This Agreement contains the entire understanding between the parties with respect to the software licensed herein, and no representations, statements or inducements, oral or written, not contained herein shall be binding upon the parties.

14. ENTIRE AGREEMENT. This agreement and any attached exhibits constitute the entire agreement between the parties. This agreement may not be modified except by an instrument in writing signed by a duty authorized representative of each of the parties.

JSJ:                               CUSTOMER:

JSJ SOFTWARE, INC. a Georgia       Cellular Telephone Co.
corporation

By: /s/ UNCLEAR SIGNATURE          By: /s/ ALBERT H. PHARIS, JR.
   --------------------------         -----------------------------

Title: President                   Albert H. Pharis, Jr., President and CEO
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                                  EXHIBIT "A"

           SOFTWARE LICENSE, MAINTENANCE AND TECHNICAL SUPPORT FEES



CODIE License Fee (Includes interface to one system)         $3,500.00
     Interfaces to additional systems (Each)                 $1,250.00

First year Maintenance and Technical Support Fees:
     (For CODIE and one interface):                          $125.00 per month
         Each additional interface:                          $ 50.00 per month
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                                  EXHIBIT "B"
                        REQUIRED HARDWARE AND SOFTWARE



MINIMUM HARDWARE CONFIGURATION

CODIE requires the following hardware: A dedicated 486 (DX) computer system (minimum 33 Mhz is recommended) with a minimum of eight megabytes of memory; a 200 megabyte hard disk, a floppy diskette, a 2400 baud or faster modem and a telephone line for dial-up maintenance support; a DigiBoard PC/Xe communications board, and necessary LAN interface card.


REQUIRED THIRD PARTY SOFTWARE

CODIE requires the following third party software:

Deskview Version 4.1 or greater

PC Anywhere Version 5.0
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                                  EXHIBIT "C"
                        SERVICES REQUESTED BY CUSTOMER


ITEM                DEVICE                   VERSION

CODIE Interface     NTI DMS-MTX              BCS 34
CODIE Interface     Glenayre GL3000ES        5.0
CODIE Interface     Glenayre MVP VoiceMail   3.0


Annual Maintenance and Technical Support fees for above.


Note: Interface to MVP is not scheduled for delivery with the execution of this license agreement. Delivery to be determined by Customer.